RX FUNDS TRUST

(formerly the American Independence Funds Trust II)

(THE “TRUST”)

SUPPLEMENT DATED JULY 16, 2015

TO THE

SUMMARY PROSPECTUS DATED

MARCH 1, 2015

LAFFER DIVIDEND GROWTH FUND

(TICKER SYMBOL:  LDGIX, LDGAX, LDGCX)

(the “Fund”)

This Supplement supersedes and replaces in their entirety all prior Supplements to the Summary Prospectus dated March 1, 2015.

This supplement to the Summary Prospectus dated March 1, 2015, updates certain information with respect to the American Independence Laffer Dividend Growth Fund.

1.     At a Board meeting held on April 29, 2015, the Board of Trustees of the American Independence Funds Trust II, including a majority of the Independent Trustees, unanimously approved a name change of the Trust. Effective June 30, 2015, the name of the Trust was changed to the Rx Funds Trust. The name of the Fund will remain the same, the American Independence Laffer Dividend Growth Fund; however, due to the name change of the Trust, the CUSIPs for each share class of the Fund have changed and will take effect as of July 31, 2015. The ticker symbols have not changed. The new CUSIPs are as follows:

FUND NAME	OLD CUSIP	NEW CUSIP
American Independence Laffer Dividend Growth Fund – Institutional Class	026763821	78348C845
American Independence Laffer Dividend Growth Fund – Class A	026763847	78348C829
American Independence Laffer Dividend Growth Fund – Class C	026763839	78348C837

2.     It was announced on May 12, 2015, that American Independence Financial Services, LLC (“American Independence”), investment adviser to the Funds, has entered into a definitive agreement with FolioMetrix LLC (“FolioMetrix”), an SEC registered investment adviser headquartered in Nebraska, whereby FolioMetrix will merge with American Independence to create a new company (the “Merger”); which will be known as RiskX Investments, LLC. The transaction is expected to close in September, 2015.

The proposed transaction may be deemed to result in an “assignment”, as that term is defined by the Investment Company Act of 1940 (the “1940 Act”), of the following agreements: (i) with respect to the Trust, the Investment Advisory Agreement between American Independence and the Trust on behalf of the Funds; and (ii) the Investment Sub-Advisory Agreement, between American Independence and Cougar Global Investments, Ltd. (“Cougar Global”) on behalf of the Funds. Accordingly, the completion of the transaction is contingent upon, among other things, the approval of each Fund’s shareholders of a new investment advisory agreement between the Trust and RiskX Investments, LLC. Shareholders will also be asked to approve the proposed investment sub-advisory agreement. The Funds’ Trustees have approved the terms of the proposed investment advisory agreement and the investment sub-advisory agreement (the “Proposed Agreements”), and have called a special meeting of shareholders to obtain their approval of such agreements. The meeting is expected to be held in August, 2015. The new Proposed Agreements have terms, including investment advisory and sub-advisory fees payable thereunder, that are substantially identical to those in the current agreements.  Shareholders should expect to receive a proxy statement during the month of June, 2015, which will provide a comparison of the current advisory agreement and the current sub-advisory agreement to each of the respective proposed agreement and will discuss the basis for the Board’s approval of the Proposed Agreements. In addition, shareholders will be asked to consider and vote upon the election of Trustees to serve on the Trust’s Board.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE